                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER        [GRAPHIC OMITTED]                July 10, 2000
Asset Finance Group
ABS/MBS Capital Markets

--------------------------------------------------------------------------------


                             Computational Materials


                                  $284,485,000


                   Morgan Stanley ABS Capital I Series 2000-1


                        Mortgage Loan Asset-Backed Notes
                                  Series 2000-1







--------------------------------------------------------------------------------

      This information has been prepared in connection with the issuance of securities by the above trust, and is based in part on information provided by Long Beach Mortgage Company with respect to the characteristics of the pool of home equity loans which backs the securities. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
Morgan Stanley DEAN WITTER        [GRAPHIC OMITTED]                July 10, 2000
Asset Finance Group
ABS/MBS Capital Markets

--------------------------------------------------------------------------------

             $284,485,000 Morgan Stanley ABS Capital I Series 2000-1

                 Long Beach Mortgage Company -- Master Servicer

                             Transaction Highlights

                                 Expected                                     Modified      Payment
                                 Ratings                       Avg Life       Duration      Window To
                                  (S&P/                        To Call /      To Call /      Call /
   Class       Description       Moody's)        Balance       Mty(1)(2)      Mty(1)(2)     Mty(1)(2)    Day Count       Benchmark
============ =============== =============== =============== ============= ============== ============= ============= ==============
     A       ARM Floater         AAA/Aaa      $284,485,000     2.19/2.39      1.99/1.89       83/188     Actual/360   1 Month LIBOR
------------ --------------- --------------- --------------- -----------------------------------------------------------------------
    M-1      ARM Floater         AA/Aa2       $ 25,207,000
------------ --------------- --------------- ---------------
    M-2      ARM Floater          A/A2        $ 22,507,000                                 Not Offered
------------ --------------- --------------- ---------------
     B       ARM Floater        BBB-/Baa3     $ 18,906,000
------------ --------------- --------------- --------------- -----------------------------------------------------------------------

Notes:     (1)    Notes are priced to the 10% optional clean-up call.
           (2)    Based on the pricing prepayment speed. See details below.


Issuer:                 Morgan Stanley ABS Capital I Series 2000-1

Seller:                 Morgan Stanley Dean Witter Mortgage Capital Inc.

Master Servicer:        Long Beach Mortgage Company

Trustee:                Bankers Trust Company of California, N.A.

Manager:                Morgan Stanley Dean Witter

Expected Pricing Date:  July 14, 2000

Expected Settlement     July 25, 2000 through DTC and Euroclear, Notes settle
Date:                   without accrued interest









--------------------------------------------------------------------------------

      This information has been prepared in connection with the issuance of securities by the above trust, and is based in part on information provided by Long Beach Mortgage Company with respect to the characteristics of the pool of home equity loans which backs the securities. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Distribution Dates:    The 25th of each month, or if such day is not a business
                       day, on the next business day, beginning August 25, 2000

Mortgage Loans:        The Trust will consist of fixed and adjustable rate
                       sub-prime residential mortgage loans

Pricing Prepayment     28% CPR
Speed:

Credit Enhancement:    The Class A Notes are credit enhanced by:
                         1)   Excess spread from the mortgage loans,
                         2) 2.35% overcollateralization (funded upfront). After the 36th month and subject to certain tests, the overcollateralization will equal 4.70% of the outstanding balance of the mortgage loans, subject to a 50bps floor and certain delinquency triggers (please see below),
                         3) As of the closing date, subordination (including upfront overcollateralization) is equal to 20.0% for the Class A Notes. For those notes not offered herein, the subordination (including upfront overcollateralization) is equal to 13% for M-1, 7.75% for M-2, and 2.35% for B.

Trigger Event:         If the percentage of loans 60+ days delinquent exceeds
                       40% of the Senior Specified enhancement amount
                       (approximately 16%)

Optional Clean-up      When the principal balance of the mortgage loans
Call:                  (aggregate of Fixed Rate Group and ARM Group) is less
                       than or equal to 10% of the aggregate original certificate principal balance of the loans.

Step-up Coupons:       The coupon on the Class A Notes will increase after the
                       clean-up call date should the call not be exercised.

Available Funds Caps:  The Class A Notes will be subject to an available funds cap. Supplemental interest will be payable on the Class A Notes. The ratings do not address the likelihood of the payment of supplemental interest.

Trust Tax Status:      REMIC

ERISA Eligibility:     The Class A Notes are ERISA eligible.

SMMEA Eligibility:     The Class A notes are SMMEA eligible.










--------------------------------------------------------------------------------

      This information has been prepared in connection with the issuance of securities by the above trust, and is based in part on information provided by Long Beach Mortgage Company with respect to the characteristics of the pool of home equity loans which backs the securities. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                       3